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                                 EXHIBIT TO S-4
                             REGISTRATION STATEMENT
                                   EXHIBIT 24


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                               POWERS OF ATTORNEY

                        DIRECTORS OF DCB FINANCIAL CORP.


     Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Larry D. Coburn his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of DCB Financial Corp., an Ohio corporation (the "Company"), to a Registration Statement on Form S-4 registering under the Securities Act of 1933, common stock to be issued in connection with the acquisition of The Delaware County Bank & Trust Company, and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Delaware, Ohio, this 4th day of November, 1996.


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C. William Bonner, Director             Terry M. Kramer, Director


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Merrill L. Kaufman, Director            G. William Parker, Director


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Jerome J. Harmeyer, Director            Thomas T. Porter, Director


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Rodney B. Hurl, Director                Edward Powers, Director


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F. Frances Hutchinson, Director         Gary M. Skinner, Director

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G. Edwin Johnson, Director              William R. Oberfield, Director